                                                                    Exhibit 99.2

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

     End of Period Collection Account Balance as of Prior Payment Date:                                        435,347.88

     Available Funds:
          Contract Payments due and received in this period                                                  1,804,031.24
          Contract Payments due in prior period(s) and received in this period                                 183,935.61
          Contract Payments received in this period for next period                                            110,737.47
          Sales, Use and Property Tax payments received                                                         19,746.39
          Prepayment Amounts related to early termination in this period                                         5,164.75
          Servicer Advance                                                                                     486,551.13
          Proceeds received from recoveries on previously Defaulted Contracts                                        0.00
          Transfer from Reserve Account                                                                      2,513,581.09
          Interest earned on Collection Account                                                                  1,980.40
          Interest earned on SPG Account                                                                            22.53
          Proceeds from repurchase of Contracts per Contribution and Servicing
          Agreement Section 5.03                                                                                     0.00
          Amounts paid per Contribution and Servicing Agreement Section 7.01
          (Substituted contract < Predecessor contract)                                                              0.00
          Amounts paid under insurance policies                                                                      0.00
          Maintenance, Late Charges and any other amounts                                                       12,957.66

                                                                                                            -------------
     Total Available Funds                                                                                   5,574,056.15
     Less: Amounts to be Retained in Collection Account                                                        484,824.25
                                                                                                            -------------
     AMOUNT TO BE DISTRIBUTED                                                                                5,089,231.90
                                                                                                            =============

     DISTRIBUTION OF FUNDS:
          1.   To Trustee -  Fees  (paid from Servicers Fees, see section X.)                                        0.00
          2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
               Advances                                                                                        183,935.61
          3.   To Noteholders (For Servicer Report immediately following the
               Final Additional Closing Date)
                    a) Class A1 Principal and Interest                                                               0.00
                    a) Class A2 Principal (distributed after A1 Note matures) and Interest                           0.00
                    a) Class A3 Principal (distributed after A2 Note matures) and Interest                           0.00
                    a) Class A4 Principal (distributed after A3 Note matures) and Interest                           0.00
                    a) Class A5 Principal (distributed after A4 Note matures) and Interest                   2,062,995.12
                    b) Class B Principal and Interest                                                           35,135.84
                    c) Class C Principal and Interest                                                           70,477.12
                    d) Class D Principal and Interest                                                           47,233.79
                    e) Class E Principal and Interest                                                           60,415.70

          4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                       2,511,821.93
          5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                    a) Residual Interest (Provided no Restricting or Amortization Event in effect)                   0.00
                    b) Residual Principal (Provided no Restricting or Amortization Event in effect)             72,360.02
                    c) Reserve Account Distribution (Provided no Restricting or
                       Amortization Event in effect)                                                                 0.00
          6.   To Servicer, Tax, Maintenance, Late Charges and Bank interest earned
               and any other amounts                                                                            34,706.98
          7.   To Servicer, Servicing Fee and other Servicing Compensations                                     10,149.79
                                                                                                            -------------
     TOTAL FUNDS DISTRIBUTED                                                                                 5,089,231.90
                                                                                                            =============

                                                                                                            -------------
     End of Period Collection Account Balance {Includes Payments in Advance & Restricting                      484,824.25
     Event Funds (if any)}                                                                                  =============


II. RESERVE ACCOUNT

Beginning Balance                                                                                            2,511,821.93
     - Add Investment Earnings                                                                                   1,759.16
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                        2,511,821.93
     - Less Distribution to Certificate Account                                                              2,513,581.09
                                                                                                            -------------
End of period balance                                                                                       $2,511,821.93
                                                                                                            =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                  $2,511,821.93
                                                                                                            =============

                                                                                                                     0.00

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                                          Pool A                                20,588,533.55
                                          Pool B                                 3,235,044.94
                                                                                -------------
                                                                                                        23,823,578.49

Class A Overdue Interest, if any                                                         0.00
Class A Monthly Interest - Pool A                                                  113,065.36
Class A Monthly Interest - Pool B                                                   17,765.79

Class A Overdue Principal, if any                                                        0.00
Class A Monthly Principal - Pool A                                               1,521,220.78
Class A Monthly Principal - Pool B                                                 410,943.19
                                                                                -------------
                                                                                                         1,932,163.97

Ending Principal Balance of the Class A Notes
                                          Pool A                                19,067,312.77
                                          Pool B                                 2,824,101.75
                                                                                -------------           -------------
                                                                                                        21,891,414.52
                                                                                                        =============

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                                          Class A1                                       0.00
                                          Class A2                                       0.00
                                          Class A3                                       0.00
                                          Class A4                                       0.00
                                          Class A5                              23,823,578.49
                                                                                -------------
Class A Monthly Interest                                                                                23,823,578.49
                                          Class A1 (Actual Number Days/360)              0.00
                                          Class A2                                       0.00
                                          Class A3                                       0.00
                                          Class A4                                       0.00
                                          Class A5                                 130,831.15
                                                                                -------------
Class A Monthly Principal
                                          Class A1                                       0.00
                                          Class A2                                       0.00
                                          Class A3                                       0.00

                                          Class A4                                       0.00
                                          Class A5                               1,932,163.97
                                                                                -------------
                                                                                                         1,932,163.97

Ending Principal Balance of the Class A Notes
                                          Class A1                                       0.00
                                          Class A2                                       0.00
                                          Class A3                                       0.00
                                          Class A4                                       0.00
                                          Class A5                              21,891,414.52
                                                                                -------------           -------------
                                                                                                        21,891,414.52
                                                                                                        =============

Class A5

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                                     Pool A                                        351,129.29
                                     Pool B                                         55,186.04
                                                                                   ----------
                                                                                                           406,315.33
Class B Overdue Interest, if any                                                         0.00
Class B Monthly Interest - Pool A                                                    1,899.02
Class B Monthly Interest - Pool B                                                      298.46

Class B Overdue Principal, if any                                                        0.00
Class B Monthly Principal - Pool A                                                  25,932.85
Class B Monthly Principal - Pool B                                                   7,005.51
                                                                                   ----------
                                                                                                            32,938.36
Ending Principal Balance of the Class B Notes
                                     Pool A                                        325,196.44
                                     Pool B                                         48,180.53
                                                                                   ----------              ----------
                                                                                                           373,376.97
                                                                                                           ==========

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                                     Pool A                                        703,059.40
                                     Pool B                                        110,571.35
                                                                                   ----------
                                                                                                           813,630.75

Class C Overdue Interest, if any                                                         0.00
Class C Monthly Interest - Pool A                                                    3,975.22
Class C Monthly Interest - Pool B                                                      625.19

Class C Overdue Principal, if any                                                        0.00
Class C Monthly Principal - Pool A                                                  51,865.69
Class C Monthly Principal - Pool B                                                  14,011.02
                                                                                   ----------
                                                                                                            65,876.71

Ending Principal Balance of the Class C Notes
                                     Pool A                                        651,193.71
                                     Pool B                                         96,560.33
                                                                                   ----------              ----------
                                                                                                           747,754.04
                                                                                                           ==========

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                                     Pool A                                        468,172.45
                                     Pool B                                         73,581.33
                                                                                   ----------
                                                                                                           541,753.78
Class D Overdue Interest, if any                                                         0.00
Class D Monthly Interest - Pool A                                                    2,865.61
Class D Monthly Interest - Pool B                                                      450.38

Class D Overdue Principal, if any                                                        0.00
Class D Monthly Principal - Pool A                                                  34,577.13
Class D Monthly Principal - Pool B                                                   9,340.68
                                                                                   ----------
                                                                                                            43,917.81
Ending Principal Balance of the Class D Notes
                                     Pool A                                        433,595.32
                                     Pool B                                         64,240.65
                                                                                   ----------              ----------
                                                                                                           497,835.97
                                                                                                           ==========

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                                     Pool A                                        586,817.01
                                     Pool B                                         92,375.23
                                                                                   ----------
                                                                                                           679,192.24

Class E Overdue Interest, if any                                                         0.00
Class E Monthly Interest - Pool A                                                    4,767.89
Class E Monthly Interest - Pool B                                                      750.55

Class E Overdue Principal, if any                                                        0.00
Class E Monthly Principal - Pool A                                                  43,221.41
Class E Monthly Principal - Pool B                                                  11,675.85
                                                                                   ----------
                                                                                                            54,897.26

Ending Principal Balance of the Class E Notes
                                     Pool A                                        543,595.60
                                     Pool B                                         80,699.38
                                                                                   ----------              ----------
                                                                                                           624,294.98
                                                                                                           ==========

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                                     Pool A                                        696,650.66
                                     Pool B                                        108,762.07
                                                                                   ----------
                                                                                                           805,412.73

Residual Interest - Pool A                                                               0.00
Residual Interest - Pool B                                                               0.00

Residual Principal - Pool A                                                         57,718.17
Residual Principal - Pool B                                                         14,641.85               72,360.02

Ending Residual Principal Balance
                                     Pool A                                        638,932.49
                                                                                                          -----------
                                     Pool B                                         94,120.22              733,052.71
                                                                                   ----------             ===========

X. PAYMENT TO SERVICER

- Collection period Servicer Fee                                                                            10,149.79
- Collection period Trustee Fee                                                                           $ (5,127.45)
- Servicer Advances reimbursement                                                                          183,935.61
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                                           34,706.98
                                                                                                          -----------
Total amounts due to Servicer                                                                              223,664.93
                                                                                                          ===========

                           DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 13, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                23,394,362.38

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                  0.00

          Decline in Aggregate Discounted Contract Balance                                                            1,728,856.44

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                           -------------
           ending of the related Collection Period                                                                   21,665,505.94
                                                                                                                     =============


          Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                          1,728,484.71

           - Principal portion of Prepayment Amounts                                                      371.73

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                       0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                            0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                     0.00
                                                                                                    ------------
                                          Total Decline in Aggregate Discounted Contract Balance    1,728,856.44
                                                                                                    ============

POOL B
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                 3,671,736.83

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                  0.00

          Decline in Aggregate Discounted Contract Balance                                                              467,033.97

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                    3,204,702.86

          Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                            462,240.95

           - Principal portion of Prepayment Amounts                                                    4,793.02

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                       0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                            0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                     0.00

                                                                                                    ------------
                                          Total Decline in Aggregate Discounted Contract Balance      467,033.97
                                                                                                    ============

                                                                                                                     -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    24,870,208.80
                                                                                                                     =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

     POOL A

                     Discounted                             Discounted
Lease #             Present Value             Lease #      Present Value
---------------------------------             ----------   -------------
                                              ----------
                                    Totals:   $     0.00

     POOL B

                      Discounted                              Discounted
Lease #             Present Value             Lease #       Present Value
---------------------------------             ----------   --------------
#*863-506 (08/03)   $    4,527.63                          $         0.00

                                              ----------
                                    Totals:   $ 4,527.63

a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED
   CONTRACTS                                               $     4,527.63
b) ADCB AT  CLOSING DATE                                   251,182,193.26
c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                      0.00%

*    ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A NONRECOVERABLE ADVANCE

#    NONRECOVERABLE

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                             Predecessor
                                              Discounted     Predecessor     Discounted
 Lease #            Lessee Name             Present Value      Lease #      Present Value
-------------------------------             --------------   -----------   ---------------
2199-001                                      1,112,975.58      1881-001      2,435,321.88
1231-041                                        953,502.31
1560-013                                        342,866.78
                    Cash                         25,977.21
3323-002                                        932,975.98       912-501        492,124.09
3330-002                                        784,394.56       917-501        536,814.08
                                                                 917-502        578,192.91
                                                                 920-501         35,076.58
                                                                1912-001         34,364.63

                                            --------------                 ---------------
                                  Totals:   $ 4,152,692.42                 $  4,111,894.17

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                   $  4,111,894.17
b) ADCB OF POOL A AT CLOSING DATE                                          $201,135,070.09
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                      2.04%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
    Agreement Section 7.02                                                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                         YES              NO X
                                                                                               ---              ----

POOL B

                                                                             Predecessor
                                              Discounted     Predecessor     Discounted
 Lease #            Lessee Name             Present Value      Lease #      Present Value
-------------------------------             --------------   -----------   ---------------
                    NONE

                                            --------------                 ---------------
                                  Totals:   $         0.00                 $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                   $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                          $ 50,047,123.17
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL
    UNLESS RATING AGENCY APPROVES)                                                    0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
    Agreement Section 7.02                                                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                         YES              NO X
                                                                                               ---              ----

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                             Predecessor
                                              Discounted     Predecessor     Discounted
 Lease #            Lessee Name             Present Value      Lease #      Present Value
-------------------------------             --------------   -----------   ---------------
408-502                                         495,646.95       277-103      2,561,363.27
1042-501                                      1,631,421.93      1513-002        953,250.10
2375-001                                      1,286,730.05      1725-002        588,254.35
1097-506                                        675,567.93
                       CASH                      13,500.87
2545-002                                        964,543.83      2205-001      3,763,600.22
2907-001                                        472,557.70
2000667-2                                       190,558.39
2004051-2                                       695,143.77
2004051-3                                       993,964.93
2004887-1                                       212,022.60
2005804-1                                       236,366.53

                                            --------------                 ---------------
                                  Totals:   $ 7,868,025.48                 $  7,866,467.94

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS               7,866,467.94
b) ADCB OF POOL A AT CLOSING DATE                                          $201,135,070.09
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                      3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
    Agreement Section 7.02                                                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                         YES              NO X
                                                                                               ---              ----

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                             Predecessor
                                              Discounted     Predecessor     Discounted
 Lease #            Lessee Name             Present Value      Lease #      Present Value
-------------------------------             --------------   -----------   ---------------
1528-003                                    $   642,004.10       960-501   $     82,012.38
2826-003                                    $   205,317.69       960-502   $     28,390.17
2906-001                                    $   496,511.61      1043-501   $    641,289.38
                       Cash                 $     3,932.26      1043-502   $    596,073.73

                                            --------------                 ---------------
                                  Totals:   $ 1,347,765.66                 $  1,347,765.66

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED               $  1,347,765.66
b) ADCB OF POOL B AT CLOSING DATE                                          $ 50,047,123.17
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                      2.69%

ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS                                                       $0.00
a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
    Agreement Section 7.02                                                                     YES              NO X
                                                                                               ---              ----

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1.                                   AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                                         TOTAL OUTSTANDING CONTRACTS
     This Month                                   1,315,344.21              This Month                   24,870,208.80
     1 Month Prior                                1,345,078.58              1 Month Prior                27,066,099.21
     2 Months Prior                               1,316,902.12              2 Months Prior               29,294,901.38

     Total                                        3,977,324.91              Total                        81,231,209.39

     a) 3 MONTH AVERAGE                           1,325,774.97              b) 3 MONTH AVERAGE           27,077,069.80

     c) a/b                                               4.90%

2.   Does a Delinquency Condition
     Exist (1c > 6% )?
                                                                                                         Yes _________     No __X__

3.   Restricting Event Check

     A. A Delinquency Condition
        exists for current period?                                                                       Yes _________     No __X__
     B. An Indenture Event of Default
        has occurred and is then
        continuing?                                                                                      Yes _________     No _____

4.   Has a Servicer Event of Default
     occurred?                                                                                           Yes _________     No _____

5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                                    Yes _________     No __X__
     B. Bankruptcy, insolvency,
        reorganization; default/violation
        of any covenant or obligation
        not remedied within 90 days?                                                                     Yes _________     No ______
     C. As of any Determination date,
        the sum of all defaulted contracts
        since the Closing date exceeds 6%
        of the ADCB on the Closing Date?                                                                 Yes _________     No __X__

6    Aggregate Discounted Contract Balance at Closing Date                  Balance                      $ 251,182,193.26
                                                                                                         ================

     Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                        TOTAL        % of Total
                      A.D.C.B.         A.D.C.B.       A.D.C.B.
                    ------------    -------------    ----------
30 Days Overdue     2,424,607.66    24,870,208.80         9.749%
60 Days Overdue     2,368,770.65    24,870,208.80         9.525%
90 Days Overdue         4,556.59    24,870,208.80         0.018%
120 Days Overdue       32,142.56    24,870,208.80         0.129%
150 Days Overdue    1,278,645.06    24,870,208.80         5.141%
180 Days Overdue            0.00    24,870,208.80         0.000%